Execution Version
NINTH AMENDMENT TO CREDIT AGREEMENT
This NINTH AMENDMENT TO CREDIT AGREEMENT (this “Ninth Amendment”), dated as of November 10, 2020, by and among AXALTA COATING SYSTEMS DUTCH HOLDING B B.V. (f/k/a Flash Dutch 2 B.V.), a private limited liability company (besloten vennootschap met beperkte aansprakelijkheid) organized and established under the laws of the Netherlands, having its corporate seat in Amsterdam, the Netherlands, registered with the Trade Register of the Netherlands under number 55948308 (the “Dutch Borrower”), AXALTA COATING SYSTEMS U.S. HOLDINGS, INC. (f/k/a U.S. Coatings Acquisition Inc.), a Delaware corporation (the “U.S. Borrower” and together with the Dutch Borrower, collectively, the “Borrowers”), AXALTA COATING SYSTEMS U.S., INC. (f/k/a Coatings Co. U.S. Inc.), a Delaware corporation (“U.S. Holdings”), AXALTA COATING SYSTEMS LTD., a Bermuda exempted limited liability company (“Holdings”), each other Guarantor listed on the signature pages hereto and BARCLAYS BANK PLC, as administrative agent (in such capacity, the “Administrative Agent”) and as collateral agent (in such capacity, the “Collateral Agent”). Unless otherwise indicated, all capitalized terms used herein but not otherwise defined shall have the respective meanings provided to such terms in the Credit Agreement referred to below (as amended by this Ninth Amendment, the “Amended Credit Agreement”).
W I T N E S S E T H:
WHEREAS, the Borrowers, U.S. Holdings, Holdings, the Lenders from time to time party thereto (the “Lenders”), the Administrative Agent and the Collateral Agent are parties to a Credit Agreement, dated as of February 1, 2013, as amended by that certain Amendment No. 1 to the Credit Agreement, dated as of May 24, 2013, that certain Second Amendment to Credit Agreement, dated as of February 3, 2014, that certain Third Amendment to Credit Agreement, dated as of August 1, 2016, that certain Fourth Amendment to Credit Agreement, dated as of December 15, 2016, that certain Fifth Amendment to Credit Agreement, dated as of June 1, 2017, that certain Sixth Amendment to Credit Agreement, dated as of April 11, 2018, that certain Seventh Amendment to Credit Agreement, dated as of October 31, 2018 and that certain Eighth Amendment to Credit Agreement, dated as of June 28, 2019 (the “Credit Agreement”);
WHEREAS, the Loan Parties and the Lenders party hereto wish to make certain amendments to the Credit Agreement set forth in Section 1 below pursuant to amendments authorized by Section 10.01 of the Credit Agreement;
WHEREAS, pursuant to that certain engagement letter, dated as of October 28, 2020 between the Borrowers and Barclays Bank PLC, Barclays Bank PLC has agreed to act as the sole lead arranger and bookrunner with respect to this Ninth Amendment;
NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is agreed as follows:
SECTION 1    Amendments to Credit Agreement.
(a)    Subject to the satisfaction (or waiver) of the conditions set forth in Section 2 hereof, the Credit Agreement is hereby amended as follows:
(i)    Section 1.01 of the Credit Agreement is hereby amended by adding the following definitions in appropriate alphabetical order:

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“Beneficial Ownership Certification” means a certification regarding beneficial ownership as required by the Beneficial Ownership Regulation.
“Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230.
“Borrower Assignment and Assumption” means an assignment and assumption agreement entered into by the U.S. Borrower, any New Parent Borrower and acknowledged by the Administrative Agent and the Collateral Agent, in substantially the form of Exhibit O hereto, or otherwise in form and substance reasonably satisfactory to the Administrative Agent, and as amended, supplemented or otherwise modified from time to time.
“New Parent Borrower” has the meaning specified in the definition of “Parent Borrower”.
“Ninth Amendment” means the Ninth Amendment to the Credit Agreement, dated as of the Ninth Amendment Effective Date, by and among the Borrowers, U.S. Holdings, Successor Holdings, the Administrative Agent, the Collateral Agent and the lenders party thereto.
“Ninth Amendment Effective Date” means November 10, 2020.
“Parent Borrower” means (i) the Dutch Borrower or (ii) after the Ninth Amendment Effective Date, any other Person or Persons (“New Parent Borrower”) that is a successor by merger, conversion, legal continuation, continuation to a foreign jurisdiction or otherwise to the Parent Borrower (or the previous New Parent Borrower, as the case may be) (“Previous Parent Borrower”); provided that (a) New Parent Borrower shall expressly assume all the obligations of Previous Parent Borrower under this Agreement and the other Loan Documents pursuant to a Borrower Assignment and Assumption, (b) if reasonably requested by the Administrative Agent, a customary opinion of counsel covering matters reasonably requested by the Administrative Agent shall be delivered on behalf of the New Parent Borrower to the Administrative Agent, (c) substantially all of the assets of Previous Parent Borrower are contributed or otherwise transferred, directly or indirectly, to such New Parent Borrower and pledged to secure the Obligations (unless and to the extent that the Disposition of certain assets of Previous Parent Borrower is otherwise permitted pursuant to the terms of this Agreement), (d) no Event of Default shall occur and be continuing at the time of such substitution and such substitution shall not result in any Event of Default, (e) the Administrative Agent shall have received at least ten (10) Business Days’ prior written notice (or such shorter period as the Administrative Agent may agree in its reasonable discretion) of the proposed transaction and, to the extent requested within five (5) Business Days of such written notice, Previous Parent Borrower and New Parent Borrower shall promptly, and in any event at least three (3) Business Days’ prior to the consummation of the transaction, provide (x) all information any Lender or any Agent may reasonably request to satisfy its “know your customer” requirements and (y) a Beneficial Ownership Certification in relation to the New Parent Borrower if it qualifies as a “legal entity customer” under the Beneficial Ownership Regulation and, in each case, other similar requirements necessary for such Person to comply

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with its internal compliance and regulatory requirements with respect to the proposed successor New Parent Borrower, in each case, reasonably satisfactory to such Lender or such Agent, (f) New Parent Borrower shall be an entity organized or existing under the laws of Bermuda, Luxembourg or the Netherlands, (g) in the case of any transaction where, on a pro forma basis, both New Parent Borrower and Previous Parent Borrower continue to exist as separate entities, Previous Parent Borrower shall (i) to the extent Previous Parent Borrower is a Guarantor, continue to be a Guarantor and (ii) to the extent Previous Parent Borrower is not a Guarantor, shall become a Guarantor and comply with all requirements of Section 6.12 (to the extent not already satisfied) on the date on which the New Parent Borrower becomes party to the Credit Agreement, (h) if reasonably requested by the Administrative Agent, (i) the Loan Parties shall execute and deliver amendments, supplements and other modifications to all Loan Documents, instruments and agreements executed in connection therewith and any new agreements or instruments and take such other actions necessary to create, maintain, perfect and protect the liens and security interests in the Equity Interests issued by New Parent Borrower and the assets of New Parent Borrower, in each case in form and substance substantially consistent with the instruments and agreements previously delivered in respect thereof or reasonably satisfactory to the Administrative Agent; provided that, if the Loan Parties shall have used commercially reasonable efforts to cause this clause (h) to be satisfied concurrently with such substitution but the requirements cannot be satisfied after such use of commercially reasonable efforts (as certified in the certificate described in clause (ii) below), such requirements of clause (h) shall instead be required to be satisfied as promptly as possible, and in any event within 5 days of such substitution (or such later date as the Administrative Agent may agree in its sole discretion) and shall not constitute a condition to the effectiveness of New Parent Borrower’s substitution for Previous Parent Borrower and (ii) the Borrower Representative shall deliver a certificate of a Responsible Officer with respect to the satisfaction of the conditions set forth in clauses (a), (c), (d), (f) and (i)(y) of this definition, (i)(x) each Guarantor shall have confirmed its guarantee of the Obligations (including the Obligations of New Parent Borrower) pursuant to an agreement in form and substance reasonably satisfactory to the Administrative Agent and (y) such guarantees shall continue in full force and effect after giving effect to such substitution and (j) such documents and certifications (including Organization Documents and, if applicable, good standing certificates and registers) as the Administrative Agent may reasonably require and other documentation necessary, advisable or customary under applicable law as the Administrative Agent may reasonably request; provided that, if each of the foregoing is satisfied, (x) in the case of any transaction where, on a pro forma basis, both New Parent Borrower and Previous Parent Borrower continue to exist as separate entities, Previous Parent Borrower shall be automatically released of all its obligations as “Parent Borrower” under the Loan Documents but shall have the obligations of a Guarantor and (y) any reference to “Parent Borrower” in the Loan Documents shall refer to New Parent Borrower.
“Previous Parent Borrower” has the meaning specified in the definition of “Parent Borrower”.

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(ii)    Section 1.01 of the Credit Agreement is hereby amended by deleting “1.16” from the definition of “Borrower Representative” and inserting “1.15” in its place.
(iii)    Section 1.01 of the Credit Agreement is hereby amended by adding the following immediately before the period at the end of the definition of “Excluded Subsidiary”:
“provided further, that no Subsidiary of Holdings that was or was required to be a Guarantor immediately prior to a transaction contemplated by Section 7.04(a) shall cease to be a Guarantor or become an Excluded Subsidiary as a result of consummation of such transaction”.
(iv)    Section 1.14 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:
“Section 1.14 Guaranty and Security Principles. The Collateral Documents and each other guaranty and security document delivered or to be delivered under this Agreement and any obligation to enter into such document or obligation by any Foreign Subsidiary shall be subject in all respects to the Guaranty and Security Principles set forth in Schedule 1.12; provided that, the limitations and exclusions set forth therein shall not apply to the extent agreed by the Administrative Agent and the Borrower in connection with any amendments to this Agreement or other transactions entered into pursuant to this Agreement; provided further, that no Subsidiary shall be required to deliver any security documents governed by the laws of France, Brazil, Mexico or Sweden unless reasonably requested by the Administrative Agent if Holdings or any other entity that (x) directly or indirectly, owns 100% of the Equity Interests of the Dutch Borrower or (y) directly owns the Equity Interests of the U.S. Borrower, in each case, is organized in such jurisdiction.”
(v)    Article I of the Credit Agreement is hereby amended by inserting the following new Section 1.18:
“Section 1.18 Divisions. For all purposes under the Loan Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized on the first date of its existence by the holders of its Equity Interests at such time.”
(vi)    Section 5.21 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:
“Section 5.21 Central Administration; COMI. For so long as the Parent Borrower is incorporated under the laws of the Netherlands, the Parent Borrower has its central administration (administration centrale) and, for the purposes of the European Insolvency Regulation, the centre of its main interests (centre des intérêts principaux) at the place of its registered office (siège statutaire) in the Netherlands

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and, as of the Closing Date, has no establishment (as defined in the European Insolvency Regulation) outside the Netherlands.”
(vii)    Section 6.12 of the Credit Agreement is hereby amended by (x) replacing “Brazil, France, Mexico, Sweden and Switzerland” thereof with “Brazil, France, Mexico and Sweden” and (y) adding the following paragraph after the final paragraph thereof:
“For purposes of this Section 6.12, from and after the Ninth Amendment Effective Date, notwithstanding any prior release of, or termination of, security granted in Switzerland, the Loan Parties shall be required to deliver certain share pledge agreements, share charge agreements or other similar security documents granting Liens over Equity Interests governed by Swiss law.”
(viii)    Section 7.04(a) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:
“(a) any Borrower Party (other than the U.S. Borrower) may merge, amalgamate or consolidate with (i) the U.S. Borrower (including a merger, the purpose of which is to reorganize the U.S. Borrower into a new jurisdiction in any State of the United States or the District of Columbia); provided that the U.S. Borrower shall be the continuing or surviving Person or the surviving Person shall expressly assume the obligations of the U.S. Borrower pursuant to documents reasonably acceptable to the Administrative Agent, (ii) the Parent Borrower; provided that the Parent Borrower or any New Parent Borrower, as described in and subject to the requirements of the definition of “Parent Borrower”, shall be the continuing or surviving Person, or (iii) any one or more other Borrower Parties; provided that (x) any Borrower Party that is not a Controlled Foreign Subsidiary or a FSHCO may not merge with any Borrower Party that is a Controlled Foreign Subsidiary or a FSHCO if such Controlled Foreign Subsidiary or such FSHCO shall be the continuing or surviving Person and (y) when any Guarantor is merging with another Borrower Party that is not a Loan Party (A) the Guarantor shall be the continuing or surviving Person, (B) to the extent constituting an Investment, such Investment must be a permitted Investment in or Indebtedness of a Borrower Party which is not a Loan Party in accordance with Sections 7.02 and 7.03, respectively and (C) to the extent constituting a Disposition, such Disposition must be permitted hereunder;”
(ix)    The final paragraph of Section 7.04 of the Credit Agreement is hereby amended and restated in its entirety as follows:
“Notwithstanding anything to the contrary herein and (1) subject to the provisions set forth in the definition of “Holdings,” for the avoidance of doubt, Holdings shall be permitted to (a) merge, consolidate or amalgamate with an Affiliate of Holdings or an entity incorporated or organized solely for the purpose of reincorporating or reorganizing Holdings in the United Kingdom, the Netherlands or Luxembourg, or (b) reorganize or reincorporate itself in the United Kingdom, the Netherlands or Luxembourg, in each case, so long as the principal amount of Indebtedness of Holdings and its Restricted Subsidiaries is not increased thereby (unless such increase is permitted by this Agreement) and (2) subject to the provisions set forth in the definition of “Parent Borrower,” for the avoidance of doubt, any merger,

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conversion, legal continuation, continuation to a foreign jurisdiction or otherwise by Previous Parent Borrower with or into New Parent Borrower and the assumption of all obligations by New Parent Borrower immediately thereafter shall be permitted under this Agreement. The Administrative Agent and the Collateral Agent are hereby authorized to execute and deliver such documents and take such other actions as may be reasonably requested by the Holdings to give effect to the successions contemplated hereby (and the Administrative Agent and the Collateral Agent are entitled to rely, without independent investigation on any officer’s certificate delivered to it by Holdings (including as to its authority hereunder) which certificate shall be delivered by the Loan Parties upon request of the Administrative Agent or the Collateral Agent).”
(b)    Subject to the satisfaction (or waiver) of the conditions set forth in Section 2 hereof, the Credit Agreement is hereby amended to insert Exhibit O, which is attached as Exhibit A hereto.
(c)    From and after the Ninth Amendment Effective Date, any reference to “Dutch Borrower” in any of the Loan Documents shall be deemed to refer to “Parent Borrower” as defined in Amended Credit Agreement.
SECTION 2    Conditions of Effectiveness of this Ninth Amendment. This Ninth Amendment shall become effective on the date when the following conditions shall have been satisfied (or waived in the sole discretion of the Administrative Agent) (such date, the “Ninth Amendment Effective Date”):
(a)    the Borrowers, U.S. Holdings, Holdings, the Administrative Agent, the Collateral Agent and each Required Lender shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile or other electronic transmission) the same to Cahill Gordon & Reindel LLP, counsel to the Administrative Agent;
(b)    the Borrowers shall have paid, by wire transfer of immediately available funds, (i) (x) to each Term Lender that executes this Ninth Amendment, a consent fee in an amount equal to 0.05% of the aggregate principal amount of the Term Loans held by such Term Lender immediately prior to the Ninth Amendment Effective Date and (y) to each Revolving Credit Lender, a consent fee in an amount equal to 0.05% of the aggregate principal amount of Revolving Credit Commitments (whether used or unused) of such Revolving Credit Lender immediately prior to the Ninth Amendment Effective Date, (ii) to the Administrative Agent, all fees payable pursuant to any fee or engagement letter related to this Ninth Amendment between the Borrowers and Administrative Agent and (iii) all expenses due to the Administrative Agent, the Arrangers and the Lenders required to be paid on the Ninth Amendment Effective Date (including expenses required to be paid pursuant to Section 3 below), in each case to the extent invoiced prior to the Ninth Amendment Effective Date;
(c)    on the Ninth Amendment Effective Date and after giving effect to this Ninth Amendment, (i) no Default or Event of Default shall have occurred and be continuing and (ii) all representations and warranties of the Borrowers and each other Loan Party contained in Article V of the Credit Agreement or any other Loan Document shall be true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality), except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality) as of such earlier date, and except that the representations and warranties

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contained in Sections 5.05(a) and 5.05(b) of the Credit Agreement shall be deemed to refer to the most recent financial statements furnished pursuant to Sections 6.01(a) and (b) of the Credit Agreement, respectively;
(d)    the Administrative Agent shall have received from the U.S. Borrower, acting in its capacity as Borrower Representative, a certificate executed by a Responsible Officer of the U.S. Borrower, acting in its capacity as Borrower Representative, certifying compliance with the requirements of preceding clause (c);
(e)    there shall have been delivered to the Administrative Agent (A) copies of resolutions of the board of directors of the Borrowers, U.S. Holdings and Holdings approving and authorizing the execution, delivery and performance of amendments to the Credit Agreement, certified as of the Ninth Amendment Effective Date by a Responsible Officer as being in full force and effect without modification or amendment and (B) good standing certificates, or the equivalent thereof, for the Borrowers, U.S. Holdings and Holdings from the jurisdiction in which they are organized;
(f)    the Administrative Agent shall have received the following documents in relation to the Dutch Borrower:
(i)    A copy of the articles of association (statuten) and deed of incorporation (oprichtingsakte) of the Dutch Borrower, as well as an extract (uittreksel) from the Dutch Commercial Register (Handelsregister);
(ii)    A copy of a resolution of the board of managing directors of the Dutch Borrower, approving the terms of, and the transactions contemplated by, the Loan Documents to which it is a party and resolving that it execute the Loan Documents to which it is a party; and
(iii)    A copy of the resolution of the shareholder(s) of the Dutch Borrower.
SECTION 3    Costs and Expenses. Each of the Loan Parties hereby reconfirms its obligations pursuant to Section 10.04 of the Credit Agreement to pay and reimburse the Administrative Agent for all reasonable costs and expenses (including, without limitation, reasonable fees of Cahill Gordon & Reindel LLP) incurred in connection with the negotiation, preparation, execution and delivery of this Ninth Amendment and all other documents and instruments delivered in connection herewith.
SECTION 4    Remedies. This Ninth Amendment shall constitute a Loan Document for all purposes of the Credit Agreement and the other Loan Documents.
SECTION 5    Representations and Warranties. To induce the Administrative Agent and the Lenders party hereto to enter into this Ninth Amendment, each of the Loan Parties party hereto represents and warrants to the Administrative Agent and the Lenders party hereto on and as of the Ninth Amendment Effective Date that, in each case:
(a)    this Ninth Amendment has been duly authorized, executed and delivered by it and each of this Ninth Amendment and the Credit Agreement constitute its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as may be limited by (i) applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws of general applicability relating to or limiting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at

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law and (ii) the need for filings and registrations necessary to create or perfect the Liens on Collateral granted by the Loan Parties in favor of the Collateral Agent; and
(b)    no Default or Event of Default exists as of the Ninth Amendment Effective Date, both immediately before and after giving effect to this Ninth Amendment.
SECTION 6    Post-Effectiveness Undertakings. On or prior to the date on which an entity organized under the laws of the Grand Duchy of Luxembourg shall become the “New Parent Borrower” in accordance with the terms of the Credit Agreement, as amended by this Ninth Amendment, and the Dutch Borrower shall be the “Previous Parent Borrower,” the Loan Parties shall enter into and/or deliver the documents set forth on Schedule I hereto. For the avoidance of doubt, nothing contained herein shall create any obligation or requirement for Dutch Borrower to become a Previous Parent Borrower.
SECTION 7    Reference to and Effect on the Credit Agreement and the Loan Documents.
(a)    On and after the Ninth Amendment Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Credit Agreement.
(b)    The Amended Credit Agreement is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed. Each of the Collateral Documents and all other Loan Documents shall continue in full force and effect and are hereby in all respects ratified and confirmed and all of the Liens and security interests created and arising under each such Loan Document are hereby expressly confirmed and remain in full force and effect on a continuous basis, and the perfected status and priority to the extent provided for in Section 5.18 of the Credit Agreement of each such Lien and security interest continues in full force and effect on a continuous basis, unimpaired, uninterrupted and undischarged, as collateral security for its obligations, liabilities and indebtedness under the Credit Agreement and under its guarantees in the Loan Documents and such other liabilities and obligations expressed or purported to be secured pursuant to such Loan Document to the extent provided in such Loan Documents. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of the Obligations, and such other obligations and liabilities expressed or purported to be secured pursuant to such Collateral Documents. Holdings, U.S. Holdings and the Borrowers hereby agree and/or confirm for the benefit of the Secured Parties, with respect to each Loan Document to which it is a party, after giving effect to this Ninth Amendment, (i) all of its obligations, liabilities and indebtedness under each such Loan Document, including guarantee and indemnity obligations and any new obligations, liabilities and indebtedness arising as a result of the Ninth Amendment, shall remain in full force and effect on a continuous basis and (ii) all of the guarantee obligations, subject to any limitations set forth in the Guaranty, and all of its indemnity obligations contained in each Loan Document extend to any new obligations assumed by it under the Loan Documents as a result of this Ninth Amendment.
(c)    The execution, delivery and effectiveness of this Ninth Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents. This Ninth Amendment shall not constitute a novation of the Credit Agreement or the other Loan Documents.
SECTION 8    Governing Law; Jurisdiction; Etc. THIS NINTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF

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NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF, BUT INCLUDING SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW. IN ADDITION, THE PROVISIONS OF SECTIONS 10.15(b) and (c) AND SECTIONS 10.16 AND 10.17 OF THE CREDIT AGREEMENT SHALL BE DEEMED TO BE INCORPORATED HEREIN BY REFERENCE, MUTATIS MUTANDIS.
SECTION 9    Counterparts. This Ninth Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the U.S. Borrower and the Administrative Agent.
SECTION 10    Electronic Execution. The words “execution,” “signed,” “signature,” and words of like import in this Ninth Amendment or in any amendment or other modification hereof (including waivers and consents) shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
SECTION 11    Acknowledgment and Consent to Bail-In.
(a)    Each party hereto acknowledges that any liability of any Affected Financial Institution arising under this Ninth Amendment, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:
(i)    the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an Affected Financial Institution; and
(ii)    the effects of any Bail-In Action on any such liability, including, if applicable:
(A)    a reduction in full or in part or cancellation of any such liability;
(B)    a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Ninth Amendment; or
(C)    the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of the applicable Resolution Authority.

(b)    For the purposes of this Section 11:
“Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution.

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“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution;
“Bail-In Legislation” means (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation, rule or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings);
“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent;
“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway;
“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution;
“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time;
“Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority;
“UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms;
“UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution; and
“Write-Down and Conversion Powers” means, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member

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Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers.
SECTION 12    Acknowledgment and Consent Regarding Any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, of Hedging Obligations or any other agreement or instrument that is a QFC (such support, “QFC Credit Support” and each such QFC, a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States):
(a)    In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.
(b)    As used in this Section 12, the following terms have the following meanings:
“BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party.
“Covered Entity” means any of the following:
(i)    a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b);

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(ii)    a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or
(iii)    a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).
“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.
“Covered Party” has the meaning given to such term in this Section 12(a).
“QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).
“QFC Credit Support” has the meaning given to such term in this Section 12.
“Supported QFC” has the meaning given to such term in this Section 12.
“U.S. Special Resolutions Regimes” has the meaning given to such term in this Section 12.
SECTION 13    Certain ERISA Matters.
(a)    Each Lender party hereto (x) represents and warrants, as of the date such Person became a Lender party to the Credit Agreement, and (y) covenants, from the date such Person became a Lender party to the Credit Agreement to the date such Person ceases being a Lender party to the Credit Agreement, for the benefit of, the Administrative Agent and not, for the avoidance of doubt, to or for the benefit of the Borrowers, that at least one of the following is and will be true:
(i)    such Lender is not using “plan assets” (within the meaning of Section 3(42) of ERISA or otherwise) of one or more Benefit Plans with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments or this Agreement,
(ii)    the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement,
(iii)    (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-

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14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement, or
(iv)    such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender.
(b)    In addition, unless either (1) sub-clause (i) in the immediately preceding clause (a) is true with respect to a Lender or (2) a Lender has provided another representation, warranty and covenant in accordance with sub-clause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party to the Credit Agreement, and (y) covenants, from the date such Person became a Lender party to the Credit Agreement to the date such Person ceases being a Lender party to the Credit Agreement, for the benefit of, the Administrative Agent and not, for the avoidance of doubt, to or for the benefit of the Borrowers, that the Administrative Agent is not a fiduciary with respect to the assets of such Lender involved in such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement (including in connection with the reservation or exercise of any rights by the Administrative Agent under the Credit Agreement, any Loan Document or any documents related thereto).
(c)    For the purposes of this Section 13:
“Benefit Plan” means any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in and subject to Section 4975 of the Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”.
“PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time.
[The remainder of this page is intentionally left blank.]

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IN WITNESS WHEREOF, the parties hereto have caused this Ninth Amendment to be duly executed as of the date first above written.
AXALTA COATING SYSTEMS DUTCH HOLDING B B.V., as Dutch Borrower

By: ____________________________
    Name:
    Title:

By: ____________________________
    Name:
    Title:

AXALTA COATING SYSTEMS U.S., INC., as
U.S. Holdings

By: ____________________________
    Name:
    Title:

AXALTA COATING SYSTEMS U.S. HOLDINGS, INC., as U.S. Borrower

By: ____________________________
    Name:
    Title:

AXALTA COATING SYSTEMS LTD., as Holdings

By: ____________________________
    Name:
    Title:

BARCLAYS BANK PLC, as Administrative Agent, Collateral Agent, L/C Issuer, Swing Line Lender, and a Lender

By: ____________________________
    Name:
    Title:

[ ], as a Lender

By: ____________________________
    Name:
    Title:

If a second signature is necessary:

By: ____________________________
    Name:
    Title:

Schedule I
Post-Effective Undertakings
The Netherlands
1.    Enter into and cause to be entered into a Dutch law omnibus pledge agreement, by and among Axalta Coating Systems Luxembourg Top S.à r.l. (“Lux TopCo”) and Axalta Coating Systems Luxembourg Holding S.à r.l. (“LuxCo Sarl”) as pledgors in favor of the Collateral Agent (“Omnibus Pledge”), which shall be registered with the Dutch Tax authorities and the Loan Parties shall provide or cause to be provided to the Collateral Agent evidence of such registration.

2.    Notification of debtors in accordance with the Omnibus Pledge.

Luxembourg
3.    Enter into and cause to be entered into a Luxembourg law amendment agreement (the “First LuxCo Sarl Share Pledge Amendment”) to the Luxembourg law share pledge agreement, originally dated as of February 1, 2013, over shares in LuxCo Sarl between Axalta Coating Systems Dutch Holding B B.V. as retiring Pledgor, Axalta Coating Systems Dutch Holding A B.V. as new Pledgor, the Collateral Agent and LuxCo Sarl as the company whose shares are being pledged.

4.    Enter into and cause to be entered into a Luxembourg law amendment agreement (the “Second LuxCo Sarl Share Pledge Amendment”) to the First LuxCo Sarl Share Pledge Amendment, between Axalta Coating Systems Dutch Holding A B.V. as retiring Pledgor, Lux TopCo as new Pledgor, the Collateral Agent and LuxCo Sarl as the company whose shares are being pledged.

5.    Enter into and cause to be entered into a Luxembourg law release agreement to the Luxembourg law share pledge agreement dated December 19, 2018 between Axalta Coating Systems Ltd., as pledgor, Barclays Bank PLC, as collateral agent and Axalta Coating Systems Luxembourg Top S.à r.l., as company.

6.    Enter into and cause to be entered into a Luxembourg law amendment agreement to the Second LuxCo Sarl Share Pledge Amendment between Lux TopCo, as retiring Pledgor, Axalta Coating Systems Bermuda Finance 1 Ltd. S.à r.l. as new Pledgor, the Collateral Agent and LuxCo Sarl as the company whose shares are being pledged.

7.    Enter into and cause to be entered into a Luxembourg law receivables pledge agreement between Axalta Coating Systems Bermuda Finance 1 Ltd., the Collateral Agent and LuxCo Sarl as debtor.

8.    Deliver to the Collateral Agent such resolutions, documents and certifications (including Organization Documents and, if applicable, good standing certificates and excerpt and non-bankruptcy certificates of the Luxembourg trade and companies register) as the Collateral Agent may reasonably require.

9.    Deliver to the Collateral Agent, copies of updated share registers, certificates representing Equity Interests and promissory notes, together with instruments of transfer, filing and registrations and take other perfection actions, in each case, as the Collateral Agent may reasonably require.

10.    Deliver to the Collateral Agent of written opinions addressed to the Administrative Agent, the Collateral Agent and the lenders, in form and substance reasonably satisfactory to the Collateral Agent, of counsel to the Loan Parties.

*Requirements based on anticipated ownership after giving effect to substitution, subject to final structure.

EXHIBIT A
EXHIBIT O
[FORM OF] BORROWER ASSIGNMENT AND ASSUMPTION AGREEMENT
BORROWER ASSIGNMENT AND ASSUMPTION AGREEMENT, dated as of [Date] (this “Agreement”), made by and among Axalta Coating Systems U.S. Holdings, Inc. (f/k/a U.S. Coatings Acquisition Inc.), a Delaware corporation, [Entity Name], a [Entity Type] (the “New Parent Borrower”), and acknowledged by Barclays Bank PLC, as administrative agent (in such capacity, the “Administrative Agent”) for the banks and other financial institutions (the “Lenders”) from time to time party to the Credit Agreement (as hereinafter defined) and collateral agent (in such capacity, the “Collateral Agent”).
W I T N E S S E T H:
WHEREAS, AXALTA COATING SYSTEMS LTD., a Bermuda exempted limited liability company (“Holdings”), certain Subsidiaries of Holdings party thereto from time to time as Guarantors or Borrowers, the Lenders, the Administrative Agent, the Collateral Agent and the other parties from time to time party thereto entered into that certain Credit Agreement, dated as of February 1, 2013 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), pursuant to which such Lenders agreed to, among other things, provide Term Loans, Revolving Loans and Swing Line Loans to, and to issue Letters of Credit on behalf of, the Borrowers;
WHEREAS, effective as of [Date], [Entity Name], a [Entity Type] (the “Previous Parent Borrower”) was [describe legal steps from Previous Parent Borrower to New Parent Borrower] [with/into] the New Parent Borrower, with the New Parent Borrower as the surviving entity pursuant to and in compliance with Section 7.04(a) of the Credit Agreement;
WHEREAS, the U.S. Borrower and the New Parent Borrower wish to expressly assume, jointly and severally, the Obligations of the Previous Parent Borrower,
WHEREAS, the New Parent Borrower has delivered, or substantially concurrently with execution of this Agreement shall deliver, a Responsible Officer’s Certificate substantially in the form attached hereto as Exhibit A as required by the definition of “New Parent Borrower” in the Credit Agreement; and
WHEREAS, pursuant to Section 7.04(a) of the Credit Agreement, the U.S. Borrower and the New Parent Borrower desire to accept and assume, jointly and severally, all of the obligations of the Previous Parent Borrower under the Credit Agreement and the other Loan Documents.
NOW, THEREFORE, the parties hereto hereby agree as follows:
1.    Defined Terms. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.
2.    Loan Documents. By executing and delivering this Agreement, the U.S. Borrower and the New Parent Borrower hereby assume, jointly and severally, all rights, title, interests, obligations (including, without limitation, the Obligations) and liabilities of the Previous Parent Borrower under the Credit Agreement, any Collateral Document to which Previous Parent Borrower was a party (other than, for the avoidance of doubt, any Collateral Document governed by the laws of the jurisdiction in which Previous Parent Borrower was organized), the Guaranty and each of the other Loan Documents
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to which it was party (in furtherance of and in addition to, and not in lieu of, any assumption or deemed assumption by operation of law) from and after the date hereof with the same force and effect as if originally named a “Borrower” under the Credit Agreement, any Collateral Document to which Previous Parent Borrower was a party, the Guaranty and, to the extent the Previous Parent Borrower was party thereto, each other Loan Document. From and after the date hereof, (i) all references to the term “Dutch Borrower”, “Parent Borrower” and “Borrower” in the Credit Agreement or any other Loan Document shall be deemed to be a reference to, and shall include, the New Parent Borrower and (ii) all references to the term “Grantor” (or any equivalent term) in any Collateral Document to which Previous Parent Borrower was a party shall be deemed to be a reference to, and shall include, the New Parent Borrower. Without limiting the generality of the foregoing, the New Parent Borrower shall hereby be liable under the Loan Documents for payment of all Obligations and hereby expressly agrees to observe and perform and be bound by all of the terms, covenants, representations, warranties, and agreements contained in the Credit Agreement and each other Loan Document to which Previous Parent Borrower was a party delivered thereunder that were binding upon, and to be observed or performed by, the Previous Parent Borrower or the “Borrower” thereunder. The New Parent Borrower hereby ratifies and confirms the validity of, and all of its obligations and liabilities (including the Obligations) under, the Credit Agreement and such other Loan Documents. This Agreement is a Loan Document and New Parent Borrower hereby confirms and agrees that, except as expressly supplemented hereby, each of the other Loan Documents is in full force and effect.
3.    No Novation. This Agreement shall not constitute a novation of the Obligations or any of the Loan Documents.
4.    GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
5.    Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by facsimile or other electronic transmission will be effective as delivery of a manually executed counterpart thereof. The words “execution,” “signed,” “signature,” and words of like import in this Agreement shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
6.    Severability. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as would be enforceable.
7.    Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the U.S. Borrower and New Parent Borrower and their respective successors and assigns, and

2

the Administrative Agent, the Collateral Agent and the Lenders and their respective successors and permitted assigns.
[Remainder of page left intentionally blank.]

3

    IN WITNESS WHEREOF the undersigned has caused this Agreement to be duly executed and delivered by its proper and duly authorized officer as of the day and year first above written.

AXALTA COATING SYSTEMS U.S. HOLDINGS, INC., as U.S. Borrower

By:
Name:
Title:
[ ],
as New Parent Borrower

By:
Name:
Title:

[Signature Page to Borrower Assignment and Assumption Agreement]

Acknowledged by:
BARCLAYS BANK PLC,
as Administrative Agent and Collateral Agent
By:
Name:
Title:

[Signature Page to Borrower Assignment and Assumption Agreement]

EXHIBIT A to
BORROWER ASSIGNMENT AND ASSUMPTION AGREEMENT

RESPONSIBLE OFFICER’S CERTIFICATE
OF
AXALTA COATING SYSTEMS U.S. HOLDINGS, INC.

[Date]

Reference is made to that certain (i) Credit Agreement, dated as of February 1, 2013, by and among AXALTA COATING SYSTEMS DUTCH HOLDING B B.V. (f/k/a Flash Dutch 2 B.V.), a private limited liability company (besloten vennootschap met beperkte aansprakelijkheid) organized and established under the laws of the Netherlands, having its corporate seat in Amsterdam, the Netherlands, registered with the Trade Register of the Netherlands under number 55948308 (the “Parent Borrower”), AXALTA COATING SYSTEMS U.S. HOLDINGS, INC. (f/k/a U.S. Coatings Acquisition Inc.), a Delaware corporation (the “U.S. Borrower” and together with the Dutch Borrower, collectively, the “Borrowers”), AXALTA COATING SYSTEMS U.S., INC. (f/k/a Coatings Co. U.S. Inc.), a Delaware corporation (“U.S. Holdings”), AXALTA COATING SYSTEMS LTD., a Bermuda exempted limited liability company (“Holdings”), each other entity from time to time party thereto and BARCLAYS BANK PLC, as administrative agent (in such capacity, the “Administrative Agent”) and as collateral agent (in such capacity, the “Collateral Agent”); and (ii) [describe any security agreement to which Previous Parent Borrower is a party]. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Credit Agreement.
[Entity Name], a [Entity Type] shall be referred to herein as the “New Parent Borrower” and [Entity Name], a [Entity Type] shall be referred to herein as the “Previous Parent Borrower”.
The undersigned, [Name], the [Title] of the U.S. Borrower, hereby certifies on behalf of the U.S. Borrower in its capacity as Borrower Representative, and not in [his or her] individual capacity, that:
I.    The New Parent Borrower [and the Previous Parent Borrower] engaged in the below transactions (collectively, the “Restructuring”):
A.    On or around [Date], [describe each legal step from Previous Parent Borrower to New Parent Borrower], pursuant to that certain [describe document evidencing legal steps] attached hereto as Annex A.
II.    The Restructuring is permitted in accordance with Section 7.04(a) of the Credit Agreement and the other Loan Documents.

III.    New Parent Borrower has expressly assumed the obligations of Previous Parent Borrower under the Credit Agreement and the other relevant Loan Documents to which Previous Parent Borrower was a party pursuant to that certain Borrower Assignment and Assumption Agreement entered into by New Parent Borrower on or around the date hereof.
IV.    Substantially all of the assets of Previous Parent Borrower have been or shall be contributed or otherwise transferred, directly or indirectly, to New Parent Borrower and pledged to secure the Obligations (unless and to the extent that the Disposition of certain assets of Previous Parent Borrower is otherwise permitted pursuant to the terms of this Agreement).
V.    No Event of Default shall occur and be continuing at the time of the Restructuring and the Restructuring shall not result in any Event of Default.
VI.    New Parent Borrower is an entity organized or existing under the laws of [the United States, any state thereof or the District of Columbia, Bermuda, Luxembourg, the Netherlands, or such other jurisdiction permitted by the Administrative Agent in its reasonable discretion (for the avoidance of doubt, any reasonably identifiable and materially adverse political risk to the Lenders or the Administrative Agent shall be a reasonable basis for not permitting a jurisdiction)].
VII.    As a result of the Restructuring, New Parent Borrower has entered, or substantially concurrently with the delivery of this Responsible Officer’s Certificate shall enter, into the following Collateral Documents:
A.    [ ].
VIII.    [As a result of the Restructuring, the Equity Interests in the Previous Parent Borrower [and [describe any other entity that no longer exists as a result of the Restructuring]] (collectively, the “Released Collateral”) no longer constitute pledged Equity Interests or Collateral under the Credit Documents. The Collateral Agent’s return of the Released Collateral is permitted by the Loan Documents and the Credit Documents, specifically Section 9.11 of the Credit Agreement and Section [ ] of the [describe relevant Collateral Document].]
[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned has hereunto set his name as of the date first set forth above.
AXALTA COATING SYSTEMS U.S. HOLDINGS, INC.

By:
Name:
Title:

[Signature Page to Responsible Officer's Certificate]

Execution Version

Annex A

[See attached.]

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